                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  George J. Longo,  the Chief Financial  Officer of The Quigley
Corporation,  a Nevada corporation (the "Company"),  does hereby certify, to his knowledge, that:

The  Annual  Report on Form 10-K for the year  ended  December  31,  2006 of the
Company (the "Report") fully complies with the  requirements of Section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                                         /s/ George J. Longo
                                                         -----------------------
                                                         George J. Longo
                                                         Chief Financial Officer
                                                         March 12, 2007